                                                              EXHIBIT (h)(11)(c)

                   AMENDMENT NO. 4 TO PARTICIPATION AGREEMENT

     Pursuant to the Participation Agreement, made and entered into as of the 20th day of August 1999, and as amended on January 2, 2007, by and among MFS Variable Insurance Trust, The United States Life Insurance Company in the City of New York and Massachusetts Financial Services Company, the parties do hereby agree to an amended Schedule A.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to the Participation Agreement to be executed in its name and on its behalf by its duly authorized representative. The Amendment shall take effect as of July 1, 2008.

                                        THE UNITED STATES LIFE INSURANCE COMPANY
                                        IN THE CITY OF NEW YORK
                                        By its authorized officers,


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        ATTEST:


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                        (Corporate Seal)


                                        MFS VARIABLE INSURANCE TRUST,
                                        ON BEHALF OF THE PORTFOLIOS
                                        By its authorized officer,


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        MASSACHUSETTS FINANCIAL SERVICES COMPANY
                                        By its authorized officer,


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                                              As of July 1, 2008

                                   SCHEDULE A

                        ACCOUNTS, POLICIES AND PORTFOLIOS
                     SUBJECT TO THE PARTICIPATION AGREEMENT

            NAME OF SEPARATE
            ACCOUNT AND DATE                            POLICIES FUNDED                      PORTFOLIOS
   ESTABLISHED BY BOARD OF DIRECTORS                  BY SEPARATE ACCOUNT              APPLICABLE TO POLICIES
----------------------------------------   ----------------------------------------   ------------------------
The United States Life Insurance Company           USL Platinum Investor VUL              MFS Growth Series
        In The City Of New York                        Insurance Policy                  MFS Research Series
                                                    Policy Form No. 97600N             MFS Core Equity Series
       Separate Account USL VL-R                                                      MFS New Discovery Series
            (August 8, 1997)               USL Platinum Investor Survivor Insurance
                                                            Policy
                                                    Policy Form No. 99206N

                                                    Platinum Investor PLUS
                                                Variable Life Insurance Policy
                                                    Policy Form No. 02600N
                                                      (effective 9/5/03)

                                                 Platinum Investor Survivor II
                                                Last Survivor Flexible Premium
                                                Variable Life Insurance Policy
                                                    Policy Form No. 01206N
                                                   (effective July 1, 2004)

                                                Platinum Investor VIP Flexible        MFS New Discovery Series
                                                Premium Variable Universal Life          MFS Research Series
                                                       Insurance Policy
                                                  Policy Form No. 05604N and
                                                    Policy Form No. 05604NU
                                                  (effective January 2, 2007)

                                                 AIG Protection Advantage VUL
                                              Flexible Premium Variable Universal
                                                     Life Insurance Policy
                                                  Policy Form No. 07921N and
                                                    Policy Form No. 07921NU
                                                   (effective July 1, 2008)

The United States Life Insurance Company          Platinum Investor Immediate             MFS Growth Series
        in the City of New York                        Variable Annuity                  MFS Research Series
       Separate Account USL VA-R                      Contract No. 03017N              MFS Core Equity Series
            (August 8, 1997)                     (effective February 2, 2004)         MFS New Discovery Series